Exhibit 99.2
July 27, 2011
SECOND QUARTER 2011
Symetra Financial Corporation (SYA)
Financial Supplement
All financial information in this document is unaudited

Symetra Financial Corporation
Financial Supplement
Table of Contents
June 30, 2011

Page
Financial Highlights	1

Consolidated Results
Consolidated Income Statement Data	2
Consolidated Balance Sheet Data	3
Segment Income Statement Data	4

Segment Results
Group Division	5
Retirement Division:
Deferred Annuities	6
Income Annuities	7
(including new addition of base interest spread on reserves)
Life Division	8
(including new addition of annualized mortality rate)
Other	9

Additional Financial Data
Deferred Policy Acquisition Cost (DAC) Roll Forwards	10
Account Value and Reserve Roll Forwards	11
Overview of Liabilities and Associated Unrealized Gains	12
Investments Summary	13
Sales by Segment and Product	14
(including new addition of fixed indexed annuity and single premium life sales)
Book Value, Adjusted Book Value and Statutory Book Value per Share	15
ROE and Operating ROAE	16

Symetra Financial Corporation
2Q 2011 Financial Supplement
Financial Highlights
(In millions, except per share and metric or percentage data)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010

Net income	$59.4	$54.9	$62.2	$56.6	$35.8	$114.3	$82.1

Net income per common share [1]
Basic	$0.43	$0.40	$0.45	$0.41	$0.26	$0.83	$0.61
Diluted	$0.43	$0.40	$0.45	$0.41	$0.26	$0.83	$0.61

Weighted-average common shares outstanding:
Basic	137.523	137.292	137.174	137.140	137.019	137.408	134.035
Diluted	137.532	137.300	137.179	137.145	137.038	137.417	134.056

Non-GAAP Financial Measures [2]
Adjusted operating income	$49.8	$45.1	$48.0	$43.8	$41.5	$94.9	$83.4

Adjusted operating income per common share: [1]
Basic	$0.36	$0.33	$0.35	$0.32	$0.30	$0.69	$0.62
Diluted	$0.36	$0.33	$0.35	$0.32	$0.30	$0.69	$0.62

	As of
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010

Consolidated Balance Sheet Data
Total investments	$24,941.5	$24,200.5	$23,500.2	$23,400.5	$22,356.4

Total assets	26,942.8	26,422.3	25,636.9	25,302.3	24,349.2

Notes payable	449.1	449.1	449.0	449.0	449.0

Accumulated other comprehensive income(net of taxes) (AOCI)	597.9	434.0	432.5	819.4	501.1

Total stockholders’ equity	2,647.3	2,431.0	2,380.6	2,711.3	2,342.8

U.S. Statutory Financial Information:
Statutory capital and surplus	$1,827.8	$1,780.2	$1,752.3	$1,727.3	$1,707.1
Asset valuation reserve (AVR)	212.9	206.1	185.1	159.8	133.8

Statutory book value	$2,040.7	$1,986.3	$1,937.4	$1,887.1	$1,840.9

Basic common shares outstanding, end of period (page 15)	118.571	118.535	118.216	118.171	118.175

Book value per common share	$19.25	$17.68	$17.35	$19.77	$17.08

Debt to capital ratio	14.5%	15.6%	15.9%	14.2%	16.1%

Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$2,049.4	$1,997.0	$1,948.1	$1,891.9	$1,841.7
Adjusted book value per common share :
Adjusted book value per common share [3]	$17.28	$16.85	$16.48	$16.01	$15.58
Adjusted book value per common share, as converted [4]	$16.49	$16.11	$15.79	$15.38	$15.02
Statutory book value per common share [5]	$17.21	$16.76	$16.39	$15.97	$15.58

Debt to capital ratio, excluding AOCI [6]	18.0%	18.4%	18.7%	19.2%	19.6%

	For the Twelve Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010

ROE	9.3%	8.8%	9.3%	8.6%	9.9%

Non-GAAP Financial Measure [2]
Operating ROAE [7]	9.6%	9.4%	9.8%	9.4%	9.6%

[1] Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.
[2] Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts, and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 15, and 16, respectively.
[3] Adjusted book value per common share is calculated based on adjusted book value, divided by outstanding common shares.
[4] Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants and is calculated based on adjusted book value plus the assumed proceeds from the warrants, divided by outstanding common shares, plus shares subject to outstanding warrants.
[5] Statutory book value per common share is calculated based on statutory book value divided by outstanding common shares.
[6] Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.
[7] Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders’ equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Consolidated Income Statement Data
(In millions, except per share data)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010

Revenues:
Premiums	$119.4	$120.9	$118.3	$120.2	$115.5	$240.3	$234.5
Net investment income	312.2	310.0	311.0	304.4	297.1	622.2	584.0
Policy fees, contract charges and other	45.9	44.7	43.1	40.9	41.8	90.6	82.3
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(3.1)	(0.9)	(23.1)	(9.6)	(2.7)	(4.0)	(20.6)
Less: portion of losses recognized in other comprehensive income	0.3	—	16.9	6.1	1.2	0.3	9.4

Net impairment losses recognized in earnings	(2.8)	(0.9)	(6.2)	(3.5)	(1.5)	(3.7)	(11.2)
Other net realized investment gains (losses)	16.9	16.5	29.2	23.5	(8.5)	33.4	8.0

Total net realized investment gains (losses)	14.1	15.6	23.0	20.0	(10.0)	29.7	(3.2)

Total revenues	491.6	491.2	495.4	485.5	444.4	982.8	897.6

Benefits and expenses:
Policyholder benefits and claims	83.7	92.3	80.2	85.4	83.3	176.0	169.5
Interest credited	225.1	228.3	231.7	227.8	221.5	453.4	440.0
Other underwriting and operating expenses	70.5	66.0	69.8	63.1	64.2	136.5	123.8
Interest expense	8.0	8.0	8.0	8.0	7.9	16.0	15.9
Amortization of deferred policy acquisition costs	20.0	20.1	15.8	18.0	17.0	40.1	32.4

Total benefits and expenses	407.3	414.7	405.5	402.3	393.9	822.0	781.6

Income from operations before income taxes	84.3	76.5	89.9	83.2	50.5	160.8	116.0
Provision (benefit) for income taxes:
Current	31.1	11.2	11.6	18.8	17.4	42.3	27.3
Deferred	(6.2)	10.4	16.1	7.8	(2.7)	4.2	6.6

Total provision for income taxes	24.9	21.6	27.7	26.6	14.7	46.5	33.9

Net income	$59.4	$54.9	$62.2	$56.6	$35.8	$114.3	$82.1

Net income per common share: [1]
Basic	$0.43	$0.40	$0.45	$0.41	$0.26	$0.83	$0.61
Diluted	$0.43	$0.40	$0.45	$0.41	$0.26	$0.83	$0.61

Weighted-average number of common shares outstanding:
Basic	137.523	137.292	137.174	137.140	137.019	137.408	134.035
Diluted	137.532	137.300	137.179	137.145	137.038	137.417	134.056

Cash dividends declared per common share	$0.06	$0.05	$0.05	$0.05	$0.05	$0.11	$0.05

Non-GAAP Financial Measures:
Adjusted operating income	$49.8	$45.1	$48.0	$43.8	$41.5	$94.9	$83.4

Adjusted operating income per common share: [1]
Basic	$0.36	$0.33	$0.35	$0.32	$0.30	$0.69	$0.62
Diluted	$0.36	$0.33	$0.35	$0.32	$0.30	$0.69	$0.62

Weighted-average number of common shares outstanding:
Basic	137.523	137.292	137.174	137.140	137.019	137.408	134.035
Diluted	137.532	137.300	137.179	137.145	137.038	137.417	134.056
Reconciliation to net income:
Net income	$59.4	$54.9	$62.2	$56.6	$35.8	$114.3	$82.1
Less: Net realized investment gains (losses) (net of taxes)	9.2	10.1	15.0	13.0	(6.6)	19.3	(2.1)
Add: Net investment gains (losses)
on FIA options (net of taxes)	(0.4)	0.3	0.8	0.2	(0.9)	(0.1)	(0.8)

Adjusted operating income	$49.8	$45.1	$48.0	$43.8	$41.5	$94.9	$83.4

[1]	Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Consolidated Balance Sheet Data
(In millions)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010

Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$22,146.5	$21,785.4	$21,281.8	$21,450.1	$20,612.2
Marketable equity securities, at fair value	51.2	46.4	45.1	45.4	43.9
Trading securities:
Marketable equity securities, at fair value	380.9	224.7	189.3	158.8	141.0
Mortgage loans, net	2,085.0	1,862.0	1,713.0	1,493.4	1,338.1
Policy loans	69.6	70.4	71.5	71.7	72.3
Short-term investments	2.7	2.4	2.5	2.7	2.7
Investments in limited partnerships	193.8	198.8	186.9	169.1	136.9
Other invested assets	11.8	10.4	10.1	9.3	9.3

Total investments	24,941.5	24,200.5	23,500.2	23,400.5	22,356.4

Cash and cash equivalents	87.4	307.9	274.6	197.2	322.7
Accrued investment income	268.1	267.3	257.6	257.5	251.6
Accounts receivable and other receivables	97.5	63.6	65.6	89.0	81.9
Reinsurance recoverables	288.8	283.9	280.8	284.8	277.3
Deferred policy acquisition costs	238.5	262.5	250.0	160.9	199.0
Goodwill	29.4	28.9	28.4	27.8	27.3
Current income tax recoverable	4.4	—	3.0	—	—
Other assets	99.9	106.2	95.0	58.4	74.0
Separate account assets	887.3	901.5	881.7	826.2	759.0

Total assets	$26,942.8	$26,422.3	$25,636.9	$25,302.3	$24,349.2

Liabilities and stockholders’ equity
Funds held under deposit contracts	$21,909.0	$21,553.4	$20,953.3	$20,107.9	$19,825.7
Future policy benefits	399.6	399.3	398.4	397.6	397.0
Policy and contract claims	126.4	108.2	116.6	126.1	120.7
Unearned premiums	12.6	12.5	12.2	12.8	14.0
Other policyholders’ funds	109.5	112.9	111.0	109.1	99.5
Notes payable	449.1	449.1	449.0	449.0	449.0
Current income tax payable	—	1.0	—	2.9	2.1
Deferred income tax liabilities, net	192.2	110.2	99.0	291.1	112.0
Other liabilities	209.8	343.2	235.1	268.3	227.4
Separate account liabilities	887.3	901.5	881.7	826.2	759.0

Total liabilities	24,295.5	23,991.3	23,256.3	22,591.0	22,006.4

Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,452.3	1,451.1	1,450.2	1,449.3	1,449.5
Retained earnings	595.9	544.7	496.7	441.4	391.6
Treasury stock	—	—	—	—	(0.6)
Accumulated other comprehensive income, net of taxes	597.9	434.0	432.5	819.4	501.1

Total stockholders’ equity	2,647.3	2,431.0	2,380.6	2,711.3	2,342.8

Total liabilities and stockholders’ equity	$26,942.8	$26,422.3	$25,636.9	$25,302.3	$24,349.2

Symetra Financial Corporation
2Q 2011 Financial Supplement
Segment Income Statement Data
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Operating revenues:
Group Divison	$117.9	$117.5	$116.4	$117.3	$113.6	$235.4	$229.9
Retirement Division:
Deferred Annuities	133.1	128.7	127.0	124.0	118.8	261.8	231.5
Income Annuities	102.7	105.2	108.7	105.7	104.9	207.9	209.1
Life Division	111.6	112.8	108.8	107.4	107.8	224.4	213.2
Other	11.6	11.9	12.7	11.4	8.0	23.5	15.9

Total	$476.9	$476.1	$473.6	$465.8	$453.1	$953.0	$899.6

Segment pre-tax adjusted operating income (loss):
Group Divison	$19.0	$13.8	$21.0	$16.7	$18.2	$32.8	$33.9
Retirement Division:
Deferred Annuities	23.0	23.2	20.9	22.5	20.6	46.2	37.9
Income Annuities	12.6	8.9	10.9	9.5	6.4	21.5	12.8
Life Division	17.4	16.9	17.3	15.3	19.0	34.3	42.3
Other	(2.4)	(1.4)	(2.0)	(0.5)	(5.0)	(3.8)	(8.9)

Total	$69.6	$61.4	$68.1	$63.5	$59.2	$131.0	$118.0

Symetra Financial Corporation
2Q 2011 Financial Supplement
Group Division
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Operating revenues:
Premiums	$109.8	$110.0	$108.7	$109.9	$105.8	$219.8	$214.6
Net investment income	4.4	4.2	4.6	4.7	4.8	8.6	9.4
Policy fees, contract charges and other	3.7	3.3	3.1	2.7	3.0	7.0	5.9

Total operating revenues	117.9	117.5	116.4	117.3	113.6	235.4	229.9

Benefits and expenses:
Policyholder benefits and claims	68.5	74.3	65.8	73.1	67.4	142.8	142.4
Other underwriting and operating expenses	28.3	27.3	27.5	25.4	26.0	55.6	49.7
Amortization of deferred policy acquisition costs	2.1	2.1	2.1	2.1	2.0	4.2	3.9

Total benefits and expenses	98.9	103.7	95.4	100.6	95.4	202.6	196.0

Segment pre-tax adjusted operating income	$19.0	$13.8	$21.0	$16.7	$18.2	$32.8	$33.9

Operating Metrics:
Group loss ratio [1,6]	62.4%	67.6%	60.5%	66.5%	63.8%	65.0%	66.4%
Expense ratio [2]	26.9%	25.9%	26.5%	24.0%	25.4%	26.4%	24.3%

Combined ratio [3]	89.3%	93.5%	87.0%	90.5%	89.2%	91.4%	90.7%

Medical stop-loss — loss ratio [4,6]	63.6%	69.3%	62.3%	68.7%	65.4%	66.5%	67.8%
Total sales [5]	$23.4	$48.7	$15.1	$18.4	$20.6	$72.1	$62.0

Premiums:
Medical stop-loss	$96.6	$96.7	$96.8	$98.1	$94.6	$193.3	$192.2
Limited benefit medical	10.5	10.7	9.5	9.1	8.5	21.2	16.5
Other	2.7	2.6	2.4	2.7	2.7	5.3	5.9

Total premiums earned	$109.8	$110.0	$108.7	$109.9	$105.8	$219.8	$214.6

5 Year Historical Group Loss Ratio [1]:					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
2007	55.7%	54.8%	51.0%	55.9%	54.3%
2006	71.3%	61.1%	57.8%	47.1%	59.6%
1 Group loss ratio represents policyholder benefits and claims incurred divided by premiums earned.
2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations and amortization of DAC divided by premiums earned.
3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.
4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incured divided by medical stop-loss premiums earned.
5 Total sales represents annualized first-year premiums net of first year policy lapses.
6 The third quarter 2010 results included one large case with a loss ratio in excess of 95%. This case terminated in fourth quarter 2010. Without this case, the third quarter 2010 group loss ratio would have been 65.3% and the medical stop-loss — loss ratio would have been 67.5%.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Retirement Division — Deferred Annuities
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Operating revenues:
Net investment income	$128.2	$123.1	$120.8	$119.0	$115.3	$251.3	$223.1
Policy fees, contract charges and other	5.5	5.1	5.0	4.7	4.8	10.6	9.6
Net investment gains (losses) on FIA options	(0.6)	0.5	1.2	0.3	(1.3)	(0.1)	(1.2)

Total operating revenues	133.1	128.7	127.0	124.0	118.8	261.8	231.5

Benefits and expenses:
Policyholder benefits and claims	—	(0.1)	(0.1)	(0.5)	0.6	(0.1)	0.7
Interest credited	79.9	77.6	79.0	75.7	70.4	157.5	138.9
Other underwriting and operating expenses	14.2	12.4	14.9	13.0	13.6	26.6	27.2
Amortization of deferred policy acquisition costs	16.0	15.6	12.3	13.3	13.6	31.6	26.8

Total benefits and expenses	110.1	105.5	106.1	101.5	98.2	215.6	193.6

Segment pre-tax adjusted operating income	$23.0	$23.2	$20.9	$22.5	$20.6	$46.2	$37.9

Operating Metrics:
Account values — fixed annuities	$10,127.3	$9,793.9	$9,243.7	$8,805.6	$8,574.0	$10,127.3	$8,574.0
Account values — variable annuities	796.9	809.2	791.1	742.6	682.3	796.9	682.3
Interest spread on average account values [1]	1.81%	1.82%	1.81%	1.85%	1.97%	1.83%	1.91%
Total sales [2]	$446.5	$618.4	$522.9	$286.4	$623.9	$1,064.9	$1,001.4

1 Interest spread is the difference between the net investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder fixed account values within the segment. Interest credited is subject to contractual terms, including minimum guarantees.
2 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Retirement Division — Deferred Annuities
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Operating revenues:
Net investment income	$102.3	$105.0	$108.4	$105.6	$104.7	$207.3	$208.7
Policy fees, contract charges and other	0.4	0.2	0.3	0.1	0.2	0.6	0.4

Total operating revenues	102.7	105.2	108.7	105.7	104.9	207.9	209.1

Benefits and expenses:
Interest credited	83.6	89.7	91.3	90.1	92.9	173.3	184.9
Other underwriting and operating expenses	5.9	5.9	6.0	5.5	5.2	11.8	10.5
Amortization of deferred policy acquisition costs	0.6	0.7	0.5	0.6	0.4	1.3	0.9

Total benefits and expenses	90.1	96.3	97.8	96.2	98.5	186.4	196.3

Segment pre-tax adjusted operating income	$12.6	$8.9	$10.9	$9.5	$6.4	$21.5	$12.8

Operating Metrics:
Reserves [1]	$6,646.6	$6,681.4	$6,676.8	$6,676.8	$6,716.8	$6,646.6	$6,716.8
Interest spread on reserves [2]	0.48%	0.58%	0.79%	0.59%	0.49%	0.55%	0.45%
Base interest spread on reserves [3]	0.52%	0.47%	0.61%	0.59%	0.50%	0.51%	0.46%
MBS prepayment speed adjustment [4]	$(0.7)	$1.8	$3.2	$0.1	$(0.1)	$1.1	$(0.3)
Mortality gains (losses) [5]	4.9	0.7	(0.6)	(0.1)	(1.8)	5.6	(1.9)
Total sales [6]	38.7	64.5	67.9	58.0	67.8	103.2	134.1

5 Year Historical Mortality Gains (Losses):[5]					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2010	$(0.1)	$(1.8)	$(0.1)	$(0.6)	$(2.6)
2009	4.3	(0.5)	—	1.3	5.1
2008	2.0	0.8	0.7	(1.4)	2.1
2007	1.9	—	(0.9)	(1.1)	(0.1)
2006	0.2	2.4	1.3	2.4	6.3
1 Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.
2 Interest spread is the difference between the net investment yield earned and the credited interest rate on policyholder reserves. The investment yield is the approximate yield on invested assets, excluding equities, in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder reserves within the segment and excludes the gains and losses from funding services and mortality.
3 Base interest spread on reserves is equal to interest spread on reserves excluding MBS prepayment speed adjustment.
4 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.
5 Mortality gains (losses) represents the difference between actual and expected reserves released on our life contingent annuities.
6 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Life Division
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Operating revenues:
Premiums	$9.6	$10.9	$9.6	$10.3	$9.7	$20.5	$19.9
Net investment income	71.1	71.2	69.4	67.5	68.3	142.3	134.4
Policy fees, contract charges and other	30.9	30.7	29.8	29.6	29.8	61.6	58.9

Total operating revenues	111.6	112.8	108.8	107.4	107.8	224.4	213.2

Benefits and expenses:
Policyholder benefits and claims	15.2	18.1	14.5	12.8	15.3	33.3	26.4
Interest credited	62.2	61.7	62.0	63.1	59.1	123.9	117.6
Other underwriting and operating expenses	15.5	14.4	14.1	14.2	13.4	29.9	26.1
Amortization of deferred policy acquisition costs	1.3	1.7	0.9	2.0	1.0	3.0	0.8

Total benefits and expenses	94.2	95.9	91.5	92.1	88.8	190.1	170.9

Segment pre-tax adjusted operating income	$17.4	$16.9	$17.3	$15.3	$19.0	$34.3	$42.3

Operating Metrics:
Individual insurance:
Individual insurance in force [1]	$37,439.7	$37,689.0	$38,011.5	$38,289.1	$38,502.3	$37,439.7	$38,502.3
Individual claims [2]	12.1	15.7	11.3	12.0	13.5	27.8	27.4
Annualized mortality rate [3]	0.13%	0.17%	0.12%	0.13%	0.14%	0.15%	0.14%
UL account value [4]	$635.5	$617.3	$607.0	$596.9	$588.9	$635.5	$588.9
UL interest spread [5]	1.24%	1.59%	1.54%	1.57%	1.59%	1.42%	1.47%
Individual sales [6]	$2.9	$2.4	$2.4	$2.6	$2.4	$5.3	$5.2
BOLI:
BOLI insurance in force [1]	$12,681.6	$12,681.3	$12,667.5	$11,503.8	$11,410.0	$12,681.6	$11,410.0
BOLI account value [4]	4,442.0	4,403.0	4,365.4	3,969.7	3,886.0	$4,442.0	$3,886.0
BOLI PGAAP reserve balance [7]	23.6	25.8	27.9	30.0	32.4	23.6	32.4
BOLI ROA [8]	0.98%	1.14%	0.92%	0.92%	1.28%	1.07%	1.17%
BOLI sales [9]	$—	$—	$35.9	$7.5	$—	$—	$2.7

5 Year Historical Individual Claims:					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5
2008	14.3	13.6	13.7	12.1	53.7
2007	13.5	14.0	12.1	11.6	51.2
2006	13.3	11.9	11.8	13.4	50.4
1 Insurance in force represents dollar face amounts of policies without adjustments for reinsurance.
2 Individual claims repesents incurred claims, net of reinsurance, on our term and universal life policies.
3 Annualized mortality rate is defined as annualized claims divided by insurance in force.
4 UL account value and BOLI account value represent our liabilities to our policyholders.
5 UL interest spread is the difference between the investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the UL policies. The credited interest rate is the approximate rate credited on UL policyholder fixed account values. Interest credited to UL policyholders’ account values is subject to contractual terms, including minimum guarantees. Interest credited tends to move gradually over time to reflect actions by management to respond to competitive pressures and profit margins. The 2010 year-to-date second quarter credited rate to policyholders has been adjusted to exclude a reserve adjustment related to a persistency bonus. Without this adjustment the 2010 year-to-date second quarter UL interest spread would be 3.49%.
6 Individual sales represent annualized first year premiums for recurring premium products, and 10% of new single premiums deposits net of first year policy lapses and/or surrenders.
7 Purchase accounting reserve, or PGAAP reserve, represents impact of purchase accounting on policyholder liabilities. This PGAAP reserve is amortized as a reduction to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004.
8 BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.
9 BOLI sales represent 10% of new BOLI total deposits.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Other
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Operating revenues:
Net investment income	$6.2	$6.5	$7.8	$7.6	$4.0	$12.7	$8.4
Policy fees, contract charges and other	5.4	5.4	4.9	3.8	4.0	10.8	7.5

Total operating revenues	11.6	11.9	12.7	11.4	8.0	23.5	15.9

Benefits and expenses:
Interest credited	(0.6)	(0.7)	(0.6)	(1.1)	(0.9)	(1.3)	(1.4)
Other underwriting and operating expenses	6.6	6.0	7.3	5.0	6.0	12.6	10.3
Interest expense	8.0	8.0	8.0	8.0	7.9	16.0	15.9

Total benefits and expenses	14.0	13.3	14.7	11.9	13.0	27.3	24.8

Segment pre-tax adjusted operating loss	$(2.4)	$(1.4)	$(2.0)	$(0.5)	$(5.0)	$(3.8)	$(8.9)

Symetra Financial Corporation
2Q 2011 Financial Supplement
Deferred Policy Acquisition Cost (DAC) Roll Forwards
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010

Summary — Total Company
Unamortized balance, beginning of period	$403.6	$387.4	$369.7	$360.8	$339.8	$387.4	$325.7
Deferral of acquisition costs:
Commissions	20.4	28.8	21.4	18.1	30.6	49.2	52.1
Other acquisition expenses	8.0	8.2	12.8	9.4	8.6	16.2	17.6

Total deferral of acquisition costs	28.4	37.0	34.2	27.5	39.2	65.4	69.7
Adjustments related to investment gains	(0.6)	(0.7)	(0.7)	(0.6)	(1.2)	(1.3)	(2.2)
Amortization	(20.0)	(20.1)	(15.8)	(17.6)	(17.0)	(40.1)	(34.1)
Unlocking	—	—	—	(0.4)	—	—	1.7

Total amortization	(20.0)	(20.1)	(15.8)	(18.0)	(17.0)	(40.1)	(32.4)

Unamortized balance, end of period	411.4	403.6	387.4	369.7	360.8	411.4	360.8
Accum effect of net unrealized gains	(172.9)	(141.1)	(137.4)	(208.8)	(161.8)	(172.9)	(161.8)

DAC balance, end of period	$238.5	$262.5	$250.0	$160.9	$199.0	$238.5	$199.0

Group Division
Unamortized balance, beginning of period	$3.4	$3.6	$3.8	$3.5	$3.4	$3.6	$3.2
Deferral of acquisition costs:
Other acquisition expenses	2.1	1.9	1.9	2.4	2.1	4.0	4.2

Total deferral of acquisition costs	2.1	1.9	1.9	2.4	2.1	4.0	4.2
Amortization	(2.1)	(2.1)	(2.1)	(2.1)	(2.0)	(4.2)	(3.9)
Unamortized balance, end of period	3.4	3.4	3.6	3.8	3.5	3.4	3.5

DAC balance, end of period	$3.4	$3.4	$3.6	$3.8	$3.5	$3.4	$3.5

Retirement Division — Deferred Annuities
Unamortized balance, beginning of period	$296.2	$283.2	$274.6	$271.6	$255.7	$283.2	$249.1
Deferral of acquisition costs:
Commissions	16.8	24.4	16.9	12.8	25.9	41.2	41.9
Other acquisition expenses	4.5	4.9	4.8	4.1	4.8	9.4	9.5

Total deferral of acquisition costs	21.3	29.3	21.7	16.9	30.7	50.6	51.4
Adjustments related to investment gains	(0.4)	(0.7)	(0.8)	(0.6)	(1.2)	(1.1)	(2.1)
Amortization	(16.0)	(15.6)	(12.3)	(13.3)	(13.6)	(31.6)	(26.8)
Unlocking	—	—	—	—	—	—	—

Total amortization	(16.0)	(15.6)	(12.3)	(13.3)	(13.6)	(31.6)	(26.8)

Unamortized balance, end of period	301.1	296.2	283.2	274.6	271.6	301.1	271.6
Accum effect of net unrealized gains	(165.6)	(136.2)	(132.4)	(201.7)	(157.9)	(165.6)	(157.9)

DAC balance, end of period	$135.5	$160.0	$150.8	$72.9	$113.7	$135.5	$113.7

Retirement Division — Income Annuities
Unamortized balance, beginning of period	$33.1	$31.2	$28.9	$27.0	$24.7	$31.2	$22.4
Deferral of acquisition costs:
Commissions	1.5	2.3	2.5	2.1	2.3	3.8	4.7
Other acquisition expenses	0.3	0.3	0.3	0.4	0.4	0.6	0.8

Total deferral of acquisition costs	1.8	2.6	2.8	2.5	2.7	4.4	5.5
Amortization	(0.6)	(0.7)	(0.5)	(0.6)	(0.4)	(1.3)	(0.9)
Unamortized balance, end of period	34.3	33.1	31.2	28.9	27.0	34.3	27.0

DAC balance, end of period	$34.3	$33.1	$31.2	$28.9	$27.0	$34.3	$27.0

Life Division
Unamortized balance, beginning of period	$70.9	$69.4	$62.4	$58.7	$56.0	$69.4	$51.0
Deferral of acquisition costs:
Commissions	2.1	2.1	2.0	3.2	2.4	4.2	5.5
Other acquisition expenses	1.1	1.1	5.8	2.5	1.3	2.2	3.1

Total deferral of acquisition costs	3.2	3.2	7.8	5.7	3.7	6.4	8.6
Adjustments related to inv (gains) losses	(0.2)	—	0.1	—	—	(0.2)	(0.1)
Amortization	(1.3)	(1.7)	(0.9)	(1.6)	(1.0)	(3.0)	(2.5)
Unlocking	—	—	—	(0.4)	—	—	1.7

Total amortization	(1.3)	(1.7)	(0.9)	(2.0)	(1.0)	(3.0)	(0.8)

Unamortized balance, end of period	72.6	70.9	69.4	62.4	58.7	72.6	58.7
Accum effect of net unrealized gains	(7.3)	(4.9)	(5.0)	(7.1)	(3.9)	(7.3)	(3.9)

DAC balance, end of period	$65.3	$66.0	$64.4	$55.3	$54.8	$65.3	$54.8

Symetra Financial Corporation
2Q 2011 Financial Supplement
Account Value and Reserve Roll Forwards
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010

Retirement Division:
Deferred Annuities:
Fixed Account Values
Account value, beginning of period	$9,793.9	$9,243.7	$8,805.6	$8,574.0	$8,005.4	$9,243.7	$7,655.7
Deposits	498.5	659.2	560.3	321.1	667.6	1,157.7	1,090.4
Interest credited	90.5	88.2	88.8	84.9	80.4	178.7	157.6
Withdrawals and transfers	(252.2)	(203.4)	(207.5)	(177.3)	(174.6)	(455.6)	(343.5)
Other	(3.4)	6.2	(3.5)	2.9	(4.8)	2.8	13.8

Account value, end of period	$10,127.3	$9,793.9	$9,243.7	$8,805.6	$8,574.0	$10,127.3	$8,574.0

Income Annuities:
Reserves
Reserves, beginning of period	$6,681.4	$6,676.8	$6,676.8	$6,716.8	$6,726.7	$6,676.8	$6,726.3
Deposits	37.7	65.3	67.1	56.7	67.6	103.0	130.4
Interest credited	95.5	96.2	96.2	96.3	96.8	191.7	193.8
Benefit payments	(160.7)	(146.2)	(161.9)	(186.1)	(167.9)	(306.9)	(315.1)
Other	(7.3)	(10.7)	(1.4)	(6.9)	(6.4)	(18.0)	(18.6)

Reserves, end of period	$6,646.6	$6,681.4	$6,676.8	$6,676.8	$6,716.8	$6,646.6	$6,716.8

Life Division:
BOLI Account Values
Account value, beginning of period	$4,403.0	$4,365.4	$3,969.7	$3,886.0	$3,853.2	$4,365.4	$3,789.1
Deposits	—	—	358.2	74.5	—	—	27.6
Interest credited	54.9	54.1	54.6	55.7	52.0	109.0	104.0
Surrenders/claims	—	—	—	(32.2)	(0.3)	—	(0.3)
Administrative charges and other	(15.9)	(16.5)	(17.1)	(14.3)	(18.9)	(32.4)	(34.4)

Account value, end of period	$4,442.0	$4,403.0	$4,365.4	$3,969.7	$3,886.0	$4,442.0	$3,886.0

UL Account Values
Account value, beginning of period	$617.3	$607.0	$596.9	$588.9	$585.3	$607.0	$583.8
Deposits	33.2	28.3	25.0	22.2	19.1	61.5	41.6
Interest credited	6.8	6.4	6.3	6.4	6.1	13.2	6.5
Surrenders/claims	(7.3)	(13.3)	(6.6)	(5.9)	(7.3)	(20.6)	(14.6)
Administrative charges and other	(14.5)	(11.1)	(14.6)	(14.7)	(14.3)	(25.6)	(28.4)

Account value, end of period	$635.5	$617.3	$607.0	$596.9	$588.9	$635.5	$588.9

Symetra Financial Corporation
2Q 2011 Financial Supplement
Overview of Liabilities and Associated Unrealized Gains
(In millions)

	As of Jun. 30, 2011
	Policyholder Liability	% of Total	Unrealized gains[7]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,642.5		$277.9
Deferred annuities with 5 year payout provision or MVA [2]	371.3		19.9
Traditional insurance (net of reinsurance) [3]	185.1		9.2
Group health & life (net of reinsurance) [3]	101.4		2.0

Total illiquid liabilities	7,300.3	32.9%	309.0

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI) [4]	4,522.7		209.0
Deferred annuities with surrender charges of 5% or higher	6,887.7		369.4
Universal life with surrender charges of 5% or higher	212.6		10.6

Total somewhat liquid liabilities	11,623.0	52.4%	589.0

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	538.2		28.9
Less than 3%	164.7		8.8
No surrender charges [5]	2,113.4		113.3
Universal life with surrender charges less than 5%	437.3		21.6
BOLI [6]	5.3		0.2
Traditional insurance (net of reinsurance) [6]	4.3		0.2
Group health & life (net of reinsurance) [6]	12.3		0.2

Total fully liquid liabilities	3,275.5	14.7%	173.2
Assets supporting surplus portfolio			86.5

Total	$22,198.8	100.0%	$1,157.7

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,157.7
Tax on unrealized gains and losses on available for sale securities			(405.2)
Adjustment for deferred policy acquisition costs and deferred sales inducements valuation allowance, net of tax			(152.9)
Other			(1.7)

AOCI			$597.9

1 These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts to be paid over the next several decades.
2 In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.
3 The surrender value on these contracts is generally zero. Represents incurred but not reported claim liabilities.
4 The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business may not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable.
5 Approximately half of this business has been with the Company for over a decade, contains lifetime minimum interest guarantees of 4.0% to 4.5% and has been free of surrender charges for many years. This business has experienced high persistency given the high lifetime guarantees that have not been available in the market on new issues for many years.
6 Represents reported claim liabilities.
7 Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Investments Summary
(In millions)

	As of
	Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,		Jun. 30,
	2011	%	2011	%	2010	%	2010	%	2010	%

Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$22,146.5	88.8%	$21,785.4	90.0%	$21,281.8	90.6%	$21,450.1	91.7%	$20,612.2	92.2%
Marketable equity securities, at fair value	51.2	0.2%	46.4	0.2%	45.1	0.2%	45.4	0.2%	43.9	0.2%
Trading securities:
Marketable equity securities, at fair value	380.9	1.5%	224.7	0.9%	189.3	0.8%	158.8	0.7%	141.0	0.6%
Mortgage loans, net	2,085.0	8.4%	1,862.0	7.7%	1,713.0	7.3%	1,493.4	6.4%	1,338.1	6.0%
Policy loans	69.6	0.3%	70.4	0.3%	71.5	0.3%	71.7	0.3%	72.3	0.3%
Short-term investments	2.7	0.0%	2.4	0.0%	2.5	0.0%	2.7	0.0%	2.7	0.0%
Investment in limited partnerships	193.8	0.8%	198.8	0.8%	186.9	0.8%	169.1	0.7%	136.9	0.6%
Other invested assets	11.8	0.0%	10.4	0.1%	10.1	0.0%	9.3	0.0%	9.3	0.1%

Total investments	24,941.5	100.0%	24,200.5	100.0%	23,500.2	100.0%	23,400.5	100.0%	22,356.4	100.0%
Cash and cash equivalents	87.4		307.9		274.6		197.2		322.7

Total investments, cash and cash equivalents	$25,028.9		$24,508.4		$23,774.8		$23,597.7		$22,679.1

Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$13,391.0	60.5%	$13,141.0	60.3%	$13,042.4	61.3%	$12,798.7	59.7%	$12,116.4	58.8%
2: BBB	7,274.2	32.8%	7,306.9	33.6%	6,981.9	32.8%	7,681.7	35.8%	7,465.0	36.2%

Total investment grade	20,665.2	93.3%	20,447.9	93.9%	20,024.3	94.1%	20,480.4	95.5%	19,581.4	95.0%
3: BB	853.6	3.9%	719.5	3.3%	679.0	3.2%	570.4	2.7%	642.0	3.1%
4: B	480.3	2.2%	462.7	2.1%	393.8	1.8%	268.1	1.2%	264.6	1.3%
5: CCC & lower	139.4	0.6%	146.6	0.7%	164.8	0.8%	111.0	0.5%	105.4	0.5%
6: In or near default	8.0	0.0%	8.7	0.0%	19.9	0.1%	20.2	0.1%	18.8	0.1%

Total below investment grade	1,481.3	6.7%	1,337.5	6.1%	1,257.5	5.9%	969.7	4.5%	1,030.8	5.0%

Total fixed maturities	$22,146.5	100.0%	$21,785.4	100.0%	$21,281.8	100.0%	$21,450.1	100.0%	$20,612.2	100.0%

Fixed Maturities by Issuer Type:
U.S. government and agencies	$43.1	0.2%	$156.7	0.7%	$33.1	0.2%	$96.0	0.5%	$123.0	0.6%
State and political subdivisions	523.6	2.4%	462.8	2.1%	452.8	2.1%	473.3	2.2%	471.8	2.3%
Foreign governments	21.9	0.1%	21.7	0.1%	23.6	0.1%	24.9	0.1%	25.0	0.1%
Corporate securities	15,544.2	70.2%	14,996.9	68.8%	14,541.4	68.3%	14,779.3	68.9%	14,025.0	68.1%
Residential mortgage-backed securities	3,631.4	16.4%	3,815.3	17.5%	3,801.6	17.9%	3,840.0	17.9%	3,806.2	18.4%
Commercial mortgage-baced securities	1,816.9	8.2%	1,802.9	8.3%	1,887.3	8.9%	1,911.0	8.9%	1,829.5	8.9%
Other debt obligations	565.4	2.5%	529.1	2.5%	542.0	2.5%	325.6	1.5%	331.7	1.6%

Total fixed maturities	$22,146.5	100.0%	$21,785.4	100.0%	$21,281.8	100.0%	$21,450.1	100.0%	$20,612.2	100.0%

Effective Duration	5.7		5.6		5.5		5.4		5.4

Average Investment Yield	5.28%		5.32%		5.49%		5.51%		5.50%

	For the Three Months Ended
	Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,		Jun. 30,
	2011	%	2011	%	2010	%	2010	%	2010	%
Average Daily Cash and Cash Equivalent Balances:
Group Division	$11.4	4.8%	$5.7	2.3%	$8.8	2.8%	$10.5	4.7%	$9.5	3.2%
Retirement Division:
Deferred Annuities	44.6	18.9%	113.2	46.4%	150.6	47.5%	54.4	24.3%	174.4	57.9%
Income Annuities	107.3	45.4%	25.8	10.6%	11.4	3.6%	21.6	9.6%	8.2	2.7%
Life Division	69.7	29.5%	85.6	35.1%	124.9	39.4%	112.9	50.3%	42.6	14.1%
Other	3.4	1.4%	13.8	5.6%	21.1	6.7%	24.8	11.1%	66.5	22.1%

Total	$236.4	100.0%	$244.1	100.0%	$316.8	100.0%	$224.2	100.0%	$301.2	100.0%

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
MBS Prepayment Speed Adjustment: [2]
Group Division	$—	$—	$—	$—	$0.1	$—	$0.1
Retirement Division:
Deferred Annuities	(0.5)	0.2	0.2	0.1	(0.2)	(0.3)	(0.1)
Income Annuities	(0.7)	1.8	3.2	0.1	(0.1)	1.1	—
Life Division	(0.5)	0.8	1.1	—	0.2	0.3	0.2
Other	0.2	0.3	0.1	0.1	(0.1)	0.5	—

Total	$(1.5)	$3.1	$4.6	$0.3	$(0.1)	$1.6	$0.2

1 Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.
2 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Sales by Segment and Product
(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Group Division [1]
Medical stop-loss	$18.1	$41.9	$11.7	$15.1	$13.9	$60.0	$52.3
Limited benefit medical	4.7	6.0	2.9	2.8	5.4	10.7	7.6
Group life & disability	0.6	0.8	0.5	0.5	1.3	1.4	2.1

Total	$23.4	$48.7	$15.1	$18.4	$20.6	$72.1	$62.0
Retirement Division — Deferred Annuities [2]
Fixed annuities	$437.4	$609.0	$514.0	$276.5	$616.8	$1,046.4	$986.3
Fixed indexed annuity	3.1	$—	$—	$—	$—	3.1	—
Variable annuities	5.1	6.0	4.4	5.4	4.0	11.1	8.7
Retirement plans	0.9	3.4	4.5	4.5	3.1	4.3	6.4

Total	$446.5	$618.4	$522.9	$286.4	$623.9	$1,064.9	$1,001.4
Retirement Division — Income Annuities [2]
SPIA	$25.1	$33.1	$31.9	$31.4	$47.2	$58.2	$90.3
Structured settlements	13.6	31.4	36.0	26.6	20.6	45.0	43.8

Total	$38.7	$64.5	$67.9	$58.0	$67.8	$103.2	$134.1
Life Division
Term life [1]	$0.6	$0.4	$0.4	$1.1	$1.1	$1.0	$2.6
Universal life [3]	0.2	0.4	0.7	0.5	0.6	0.6	0.9
Single premium life [3]	2.1	1.6	1.3	1.0	0.7	3.7	1.7

Individual sales	2.9	2.4	2.4	2.6	2.4	5.3	5.2
BOLI [4]	—	—	35.9	7.5	—	—	2.7

Total	$2.9	$2.4	$38.3	$10.1	$2.4	$5.3	$7.9

[1] Represents annualized first-year premiums net of first year policy lapses.

[2] Represents deposits for new policies net of first year policy lapses and/or surrenders.

[3] Represents 10% of new deposits net of first year policy lapses and/or surrenders.

[4] Represents 10% of new deposits.

Symetra Financial Corporation
2Q 2011 Financial Supplement
Book Value, Adjusted Book Value and Statutory Book Value per Share
(In millions, except per share amounts)

	As of
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010
Book value per common share [1]	$19.25	$17.68	$17.35	$19.77	$17.08

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$17.28	$16.85	$16.48	$16.01	$15.58
Adjusted book value per common share, as converted [3]	$16.49	$16.11	$15.79	$15.38	$15.02
Statutory book value per common share [4]	$17.21	$16.76	$16.39	$15.97	$15.58

Numerator:
Total stockholders’ equity	$2,647.3	$2,431.0	$2,380.6	$2,711.3	$2,342.8
AOCI [5]	597.9	434.0	432.5	819.4	501.1

Adjusted book value	$2,049.4	$1,997.0	$1,948.1	$1,891.9	$1,841.7

Assumed proceeds from exercise of warrants	218.1	218.1	218.1	218.1	218.1

Adjusted book value, as converted	$2,267.5	$2,215.1	$2,166.2	$2,110.0	$2,059.8

Total stockholders’ equity	$2,647.3	$2,431.0	$2,380.6	$2,711.3	$2,342.8
Stockholders’ equity of non-insurance entities	(245.5)	(250.8)	(238.6)	(227.0)	(214.0)
Statutory adjustments	(574.0)	(400.0)	(389.7)	(757.0)	(421.7)
Asset valuation reserve (AVR)	212.9	206.1	185.1	159.8	133.8

Statutory book value	$2,040.7	$1,986.3	$1,937.4	$1,887.1	$1,840.9

Denominator: [6]

Basic common shares outstanding	118.571	118.535	118.216	118.171	118.175
Diluted common shares outstanding	137.547	137.511	137.192	137.147	137.151

[1]Book value per common share is calculated based on stockholders’ equity divided by diluted common shares outstanding.

[2]Adjusted book value per common share is calculated based on stockholders’ equity less AOCI, divided by basic common shares outstanding.

[3]Adjusted book value per common share, as converted gives effect to the exercise of the outstanding warrants and is calculated based on stockholders’ equity less AOCI plus the assumed proceeds from the warrants, divided by diluted common shares outstanding.

[4]Statutory book value per common share is calculated based on statutory book value divided by basic common shares outstanding.

[5]Accumulated other comprehensive income (loss) (net of taxes).

	As of
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010
[6] Reconciliation of outstanding shares:
Basic common shares outstanding, beginning of period	118.535	118.216	118.171	118.175	118.086
Primary shares issued in IPO	—	—	—	—	—
Employee stock purchase plan shares issued	0.029	0.024	0.033	—	—
Restricted shares issued	0.009	0.297	0.030	0.010	0.137
Restricted shares forfeited	(0.002)	(0.002)	(0.018)	(0.014)	—
Shares repurchased/retired	—	—	—	—	(0.048)

Basic common shares outstanding, end of period	118.571	118.535	118.216	118.171	118.175
Outstanding warrants	18.976	18.976	18.976	18.976	18.976
Diluted common shares outstanding, end of period	137.547	137.511	137.192	137.147	137.151

Symetra Financial Corporation
2Q 2011 Financial Supplement
ROE and Operating ROAE
(In millions)

		Twelve Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010
ROE:
Net income for the twelve months ended [1]	$233.1	$209.5	$200.9	$170.8	$158.3
Average stockholders’ equity [2]	$2,502.6	$2,367.5	$2,167.9	$1,987.9	$1,598.4
ROE	9.3%	8.8%	9.3%	8.6%	9.9%
Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$186.7	$178.4	$175.2	$159.9	$153.8
Average adjusted book value[3]	$1,945.6	$1,898.2	$1,795.4	$1,695.9	$1,598.8
Operating ROAE	9.6%	9.4%	9.8%	9.4%	9.6%

[1]	The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.

[2]	Average stockholders’ equity is derived by averaging ending stockholders’ equity for the most recent five quarters.

[3]	Average adjusted book value is derived by averaging ending stockholders’ equity less AOCI, for the most recent five quarters.
Calculation of average stockholders’ equity:
The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
	2011	2010	2009
Stockholders’ Equity
Dec. 31		$2,380.6	$1,433.3
Sep. 30		2,711.3	1,480.5
Jun. 30	2,647.3	2,342.8	763.7
Mar. 31	2,431.0	1,971.7	198.5
AOCI
Dec. 31		$432.5	$(49.7)
Sep. 30		819.4	29.8
Jun. 30	597.9	501.1	(642.9)
Mar. 31	434.0	159.5	(1,161.1)
Reconciliation of adjusted operating income:
The following data in connection with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended December 31, 2010, September 30, 2010, and June 30, 2010.

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2009	2009
Net income	$46.3	$32.1	$44.1
Less: Net realized investment gains (losses) (net of taxes)	4.5	(0.2)	7.3
Add: Net investment gains on FIA options (net of taxes)	0.1	0.4	0.9
Adjusted operating income	$41.9	$32.7	$37.7